SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 23, 1995


                           ULTIMATE ELECTRONICS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22532                 84-0585211
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


             321 West 84th Avenue, Suite A, Thornton, Colorado 80260
             -------------------------------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (303) 412-2525


                                 Not Applicable
           Former Name or Former Address if Changed Since Last Report


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ITEM 5.  OTHER EVENTS

         The executed Indenture, dated as of March 23, 1995, between the Registrant and Colorado National Bank, as Trustee for the 10.25% First Mortgage Bonds Due January 31, 2005 is hereby filed in place of the Form of Indenture that was filed on March 14, 1995 with Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (File No. 33-88740) Commission.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ULTIMATE ELECTRONICS, INC.
                                         (Registrant)


Date: October 15, 1999                By: /s/ ALAN E. KESSOCK
                                         --------------------------------------
                                         Alan E. Kessock
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX


4.1 Indenture, dated as of March 23, 1995, between Ultimate Electronics, Inc. and Colorado National Bank, as Trustee for the 10.25% First Mortgage Bonds Due January 31, 2005


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